                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 AMENDMENT NO. 1
                                   Form 8-K/A


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 31, 2000



                          Commission file number 0-8609


                              Bargo Energy Company
          (Exact name of small business issuer as specified in charter)


            Texas                                           87-0239185
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification No.)

                            700 Louisiana, Suite 3700
                              Houston, Texas 77002
           (Address of principal executive offices, including zip code


                                  (713)236-9792
                (Issuer's telephone number, including area code)


                                 Not Applicable
         (Former name and former address, if changed since last report)

                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                              BARGO ENERGY COMPANY

                          INDEX TO FINANCIAL STATEMENTS





(a) Financial Statements of Business Acquired

    Report of  Independent Public Accountants                               F-2

    Historical Summaries of Revenues and Direct Operating Expenses          F-3

    Notes to Historical Summaries and Direct Operating Expenses             F-4


(b) Pro Forma Financial Information

    Unaudited Pro Forma Financial Information                              PF-1

    Notes to Unaudited Pro Forma Financial Information                     PF-4

(c) Exhibits

2.1 Purchase and Sale Agreement between Texaco Exploration & Production Inc. and Bargo Petroleum Corporation (Incorporated by reference from
         Exhibit 2.1 to the Company's Current Report of Form 8-K filed with the Securities and Exchange Commission on April 17, 2000). *

2.2 Asset Purchase Agreement between Four Star Oil & Gas Company and Bargo Petroleum Corporation (Incorporated by reference from Exhibit 2.2 to the Company's Current Report of Form 8-K filed with the Securities and Exchange Commission on April 17, 2000). *

2.3 Asset Purchase Agreement between McFarland Energy, Inc. and Bargo Petroleum Corporation (Incorporated by reference from Exhibit 2.3 to the Company's Current Report of Form 8-K filed with the Securities and Exchange Commission on April 17, 2000). *


* Confidential treatment has been requested.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Shareholders of Bargo Energy Company:

We have audited the accompanying statements of combined revenues and direct operating expenses of the oil and gas properties purchased by Bargo Energy Company from Texaco Exploration and Production Inc., Four Star Oil and Gas Company and McFarland Energy, Inc. (collectively, Texaco), for the years ended December 31, 1999 and 1998. These statements are the responsibility of Texaco's management. Our responsibility is to express an opinion on these statements based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Bargo Energy Company's Form 8-K and are not intended to be a complete financial presentation of the properties described above.

In our opinion, the statements referred to above present fairly, in all material respects, the combined revenues and direct operating expenses of the oil and gas properties purchased by Bargo Energy Company from Texaco for the years ended December 31, 1999 and 1998, in conformity with accounting principles generally accepted in the United States.




                                                    ARTHUR ANDERSEN LLP

Houston, Texas
April 28, 2000

                              BARGO ENERGY COMPANY


                         STATEMENTS OF COMBINED REVENUES

                          AND DIRECT OPERATING EXPENSES

                          OF THE OIL AND GAS PROPERTIES

                  PURCHASED BY BARGO ENERGY COMPANY FROM TEXACO

                                 (In Thousands)



                                                              Three Months          Year Ended
                                                             Ended March 31         December 31
                                                          -------------------   -------------------
                                                            2000       1999       1999       1998
                                                          --------   --------   --------   --------
                                                              (Unaudited)
REVENUES                                                  $ 23,950   $ 12,677   $ 70,213   $ 64,090

DIRECT OPERATING EXPENSES                                    7,865      7,953     31,479     38,397
                                                          --------   --------   --------   --------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES           $ 16,085   $  4,724   $ 38,734   $ 25,693
                                                          ========   ========   ========   ========



   The accompanying notes are an integral part of these financial statements.

                              BARGO ENERGY COMPANY


                    NOTES TO STATEMENTS OF COMBINED REVENUES

                          AND DIRECT OPERATING EXPENSES

                          OF THE OIL AND GAS PROPERTIES

                  PURCHASED BY BARGO ENERGY COMPANY FROM TEXACO



1. THE PROPERTIES:

On February 22, 2000, Bargo Energy Company (Bargo) entered into an agreement with Texaco Exploration and Production Inc., Four Star Oil and Gas Company and McFarland Energy, Inc. (collectively, Texaco), to purchase Texaco's interests in certain oil and gas properties located in the Permian Basin, East Texas, Oklahoma and Kansas (the Acquired Properties) for $161.1 million, before closing adjustments. The effective date of the agreement is January 1, 2000. The transaction closed on March 31, 2000.

2. BASIS FOR PRESENTATION:

The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Bargo Energy Company's Form 8-K and are not intended to be a complete financial presentation of the properties described above.

The revenues and direct operating expenses associated with the Acquired Properties were derived from Texaco's accounting records and are presented on the accrual basis of accounting. Revenues and direct operating expenses, as set forth in the accompanying statements, include oil, gas and plant product revenues and associated direct operating expenses related to the net revenues and net working interests, respectively, in the Acquired Properties. The statements include oil, gas and plant product revenues, net of royalties. Direct operating expenses include labor, services, repairs and maintenance, and supplies utilized to operate and maintain the wells and related equipment as well as severance and ad valorem taxes.

The accompanying statements do not represent a complete income statement in that they do not show certain expenses, which were incurred in connection with the ownership of the Acquired Properties, such as general and administrative expenses and income taxes. These costs were not separately allocated to the Acquired Properties in Texaco's accounting records, and any pro forma allocation would be both impractical and would not be a reliable estimate of what these costs would actually have been had the Acquired Properties been operated historically as a stand-alone entity. In addition, these allocations, if made using Texaco's general and administrative structures and tax burdens, would not produce allocations that would be indicative of the performance of the Acquired Properties had they been assets of Bargo due to the greatly varying size, structure and operations of the two companies.

The accompanying statements also do not include Texaco's provisions for depreciation, depletion and amortization, as such amounts would not be indicative of those costs that would be incurred by Bargo upon allocation of the purchase price.

The interim revenues and direct operating expenses for the three months ended March 31, 2000 and 1999, is unaudited; however, in the opinion of Texaco management, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the revenues and direct operating expenses for the interim periods.

3.  COMMITMENTS AND CONTINGENCIES:

Pursuant to the terms of the purchase and sale agreement between Bargo and Texaco, any claims, litigation or disputes pending as of January 1, 2000, or any matters arising in connection with ownership of the properties prior to January 1, 2000, are retained by Texaco. Notwithstanding this indemnification, Texaco is not aware of any legal, environmental or other commitments or contingencies that would have a material effect on the statements of combined revenues and direct operating expenses.

                              BARGO ENERGY COMPANY


                      SUPPLEMENTAL OIL AND GAS INFORMATION

                                   (Unaudited)



1. OIL AND GAS RESERVE INFORMATION:

Proved oil and gas reserve quantities are based on estimates prepared by Texaco's engineers and from information provided by Texaco in accordance with guidelines established by the Securities and Exchange Commission (SEC).

There are numerous uncertainties inherent in estimating quantities of proved reserves and projecting future rates of production and timing of development expenditures. The following reserve data represent estimates only and should not be construed as being exact.

                                                                   Oil           Gas
                                                                 (Mbbls)        (Mmcf)
                                                               ----------    ----------
Proved reserves at December 31, 1997                               51,949        40,181
   Production                                                      (4,639)       (4,987)
   Extensions, discoveries and improved recovery                    2,461         5,508
   Revisions of previous estimates                                   (701)        1,578
   Net purchases                                                       55           226
                                                               ----------    ----------

Proved reserves at December 31, 1998                               49,125        42,506
   Production                                                      (3,942)       (4,072)
   Extensions, discoveries and improved recovery                    6,032         2,804
   Revisions of previous estimates                                 (3,669)       (3,993)
   Net purchases                                                       21            --
                                                               ----------    ----------

Proved reserves at December 31, 1999                               47,567        37,245
                                                               ==========    ==========

Proved developed reserves at-
   December 31, 1997                                               47,493        37,067
   December 31, 1998                                               44,488        36,855
   December 31, 1999                                               39,884        33,372






2. FUTURE NET CASH FLOWS:

Future cash inflows are based on year-end oil and gas prices except in those instances where future natural gas or oil sales are covered by physical or derivative contract terms providing for higher or lower amounts. Operating costs, production and ad valorem taxes and future development costs are based on current costs with no escalation.

The following table sets forth unaudited information concerning future net cash flows for oil and gas reserves. This information does not purport to present the fair market value of Texaco's oil and gas assets, but does present a standardized disclosure concerning possible future net cash flows that would result under the assumptions used (in thousands).


                                                                                December 31
                                                                         --------------------------
                                                                             1999           1998
                                                                         -----------    -----------
 Future cash inflows                                                     $ 1,160,342    $   578,081
 Future production costs                                                    (361,052)      (390,470)
 Future development costs                                                    (38,554)       (30,662)
                                                                         -----------    -----------

        Net cash flows                                                       760,736        156,949

 Less- 10% discount rate                                                    (365,970)       (73,869)
                                                                         -----------    -----------

 Discounted future net cash flows (before income taxes)                  $   394,766    $    83,080
                                                                         ===========    ===========



The following table sets forth the principal sources of change in discounted future net cash flows (in thousands).

                                                                                Year Ended
                                                                                December 31
                                                                         --------------------------
                                                                             1999          1998
                                                                         -----------    -----------
Beginning of year                                                        $    83,080    $   257,808
Sales, net of production costs                                               (38,734)       (25,693)
Net change in prices and production costs                                    338,574       (173,790)
Extensions, discoveries and improved recovery, net of related costs           38,080          2,380
Development costs incurred during the year                                     5,121         14,657
Accretion of discount                                                          8,308         25,783
Purchases of minerals in place                                                   178            338
Revision of quantity estimates                                               (34,231)        (3,841)
Change in production rates (timing) and other                                 (5,610)       (14,562)
                                                                         -----------    -----------

End of year                                                              $   394,766    $    83,080
                                                                         ===========    ===========

                              BARGO ENERGY COMPANY
              UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

The following unaudited pro forma combined statements of operations for the years ended December 31, 1999 and 1998 reflect the acquisition of the Texaco Properties by Bargo Energy Company that occurred on March 31, 2000 as if the acquisition occurred at the beginning of the respective periods. The pro forma statements of operations combine the operating results of Bargo for the years ended December 31, 1999 and 1998 with the historical summaries of revenues and direct operating expenses of the Texaco Properties for the same periods.

The pro forma statements of operations also reflect the following transactions:
(1) the acquisitions of the South Coles Levee Unit (SCLU) in August 1998; (2) the acquisition of several properties in October 1998 (the 10/15/98 acquisition); (3) the acquisition of the Cody Properties (Cody) in November and December 1998; and (4) the acquisition of the East Texas Properties (East Texas) in September 1999. These items are reflected in the pro forma statements of operations as if they had occurred at the beginning of the respective periods.

These unaudited pro forma financial statements should be read in conjunction with the historical summaries of revenues and operating expenses of the Texaco properties included herein and with the historical financial statements of Bargo as filed in its periodic reports with the Securities and Exchange Commission. These unaudited pro forma financial statements should not be construed to be indicative of future results or results that actually would have occurred if the transactions had occurred at the dates presented.

                              BARGO ENERGY COMPANY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                (amounts in thousands, except per share amount)



                                                                               Proforma Adjustments
                                                     Bargo Actual                  East Texas                     Proforma
                                                        1999           Texaco      Properties       Other           1999
                                                     -----------    -----------   -----------    -----------    -----------
Income:
   Oil and gas sales (1)                             $    19,134    $    70,213   $    11,110    $        --    $   100,457
                                                     -----------    -----------   -----------    -----------    -----------
                                                     $    19,134    $    70,213   $    11,110    $        --    $   100,457
                                                     -----------    -----------   -----------    -----------    -----------

Expenses:
    Lease operating expenses/production taxes (1)    $     7,685    $    31,479   $     5,790    $        --    $    44,954
    Depreciation, depletion and amortization (3)     $     4,898                  $        --    $    18,723    $    23,621
     General and administrative (2)                  $     3,659                  $        --    $     3,272    $     6,931
                                                     -----------    -----------   -----------    -----------    -----------
                                                     $    16,242    $    31,479   $     5,790    $    21,995    $    75,506
                                                     -----------    -----------   -----------    -----------    -----------
                                                     $     2,892    $    38,734   $     5,320    $   (21,995)   $    24,952
                                                     -----------    -----------   -----------    -----------    -----------

Other (income) and expense:
    Interest expense(4)                              $     2,378    $        --   $        --    $    16,080    $    18,458
    Other income                                     $        (8)   $        --   $        --    $        --    $        (8)
                                                     -----------    -----------   -----------    -----------    -----------
                                                     $     2,370    $        --   $        --    $    16,080    $    18,450
                                                     -----------    -----------   -----------    -----------    -----------


Income (loss) before income taxes                    $       522    $    38,734   $     5,320    $   (38,075)   $     6,502

Income tax benefit/(expense) (5)                     $       141    $        --   $        --    $    (2,611)   $    (2,470)
                                                     -----------    -----------   -----------    -----------    -----------

Net income (loss) before redeemable preferred
           stock dividends                           $       663    $    38,734   $     5,320    $   (40,686)   $     4,032
Redeemable preferred stock dividends                 $     3,473    $        --   $        --    $        --    $     3,473
                                                     -----------    -----------   -----------    -----------    -----------

Net income/(loss) allocable to common
    Shareholders                                     $    (2,810)   $    38,734   $     5,320    $   (40,686)   $       559
                                                     ===========    ===========   ===========    ===========    ===========

Net income (loss) per common share - basic
    and diluted                                      $     (0.04)                                               $      0.01

Weighted average common shares outstanding           $    75,942                                                $    75,942

                              BARGO ENERGY COMPANY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                (amounts in thousands, except per share amount)



                                                                             Proforma Adjustments
                                                            Bargo
                                                            Actual                    East Texas
                                                             1998         Texaco      Properties   10/15/98 Acq
                                                          ----------    ----------    ----------   ----------
Income:
   Oil and gas sales (1)                                  $    3,663    $   64,090    $   18,549   $    4,105
   Other                                                  $       16    $       --    $       --   $       --
                                                          ----------    ----------    ----------   ----------
                                                          $    3,679    $   64,090    $   18,549   $    4,105
                                                          ----------    ----------    ----------   ----------
Expenses:
   Lease operating expenses/production taxes (1)          $    1,826    $   38,397    $    8,522   $    1,366
   Depreciation, depletion and amortization (3)           $    1,316    $       --    $       --   $       --
   General and administrative (2)                         $      783    $       --    $       --   $       --
                                                          ----------    ----------    ----------   ----------
                                                          $    3,925    $   38,397    $    8,522   $    1,366
                                                          ----------    ----------    ----------   ----------
Operating income/(loss)                                   $     (246)   $   25,693    $   10,027   $    2,739
                                                          ----------    ----------    ----------   ----------

Other (income) and expense:
   Interest expense (4)                                   $    1,238    $       --    $       --   $       --
   Other income                                           $      (19)   $       --    $       --   $       --
                                                          ----------    ----------    ----------   ----------
                                                          $    1,219    $       --    $       --   $       --
                                                          ----------    ----------    ----------   ----------

Income (loss) before income taxes
   and extraordinary item                                 $   (1,465)   $   25,693    $   10,027   $    2,739
Income Tax Benefit/(Expense) (5)                          $      287    $       --    $       --   $       --
                                                          ----------    ----------    ----------   ----------
Income/(loss) before extraordinary item                   $   (1,178)   $   25,693    $   10,027   $    2,739

Extraordinary gain on conversion of debt                  $    2,586    $       --    $       --   $       --
                                                          ----------    ----------    ----------   ----------
Net income/(loss)                                         $    1,408    $   25,693    $   10,027   $    2,739
                                                          ==========    ==========    ==========   ==========

Net income (loss) per common share - basic
   and diluted                                            $     0.14

Weighted average common shares
outstanding                                                    9,924


                                                                                                   Proforma
                                                             Cody         SCLU         Other          1998
                                                          ----------   ----------   ----------    ----------
Income:
   Oil and gas sales (1)                                  $    2,681   $    1,645   $       --    $   94,733
   Other                                                  $       --   $       --   $       --    $       16
                                                          ----------   ----------   ----------    ----------
                                                          $    2,681   $    1,645   $       --    $   94,749
                                                          ----------   ----------   ----------    ----------
Expenses:
   Lease operating expenses/production taxes (1)          $    1,011   $    1,002   $       --    $   52,124
   Depreciation, depletion and amortization (3)           $       --   $       --   $   26,040    $   27,356
   General and administrative (2)                         $       --   $       --   $    3,410    $    4,193
                                                          ----------   ----------   ----------    ----------
                                                          $    1,011   $    1,002   $   29,450    $   83,673
                                                          ----------   ----------   ----------    ----------
Operating income/(loss)                                   $    1,670   $      643   $  (29,450)   $   11,076
                                                          ----------   ----------   ----------    ----------

Other (income) and expense:
   Interest expense (4)                                   $       --   $       --   $   18,576    $   19,814
   Other income                                           $       --   $       --   $       --    $      (19)
                                                          ----------   ----------   ----------    ----------
                                                          $       --   $       --   $   18,576    $   19,795
                                                          ----------   ----------   ----------    ----------

Income (loss) before income taxes
   and extraordinary item                                 $    1,670   $      643   $  (48,026)   $   (8,719)
Income Tax Benefit/(Expense) (5)                          $       --   $       --   $    3,026    $    3,313
                                                          ----------   ----------   ----------    ----------
Income/(loss) before extraordinary item                   $    1,670   $      643   $  (45,000)   $   (5,406)

Extraordinary gain on conversion of debt                  $       --   $       --   $       --    $    2,586
                                                          ----------   ----------   ----------    ----------
Net income/(loss)                                         $    1,670   $      643   $  (45,000)   $   (2,820)
                                                          ==========   ==========   ==========    ==========

Net income (loss) per common share - basic
   and diluted                                                                                    $    (0.28)

Weighted average common shares
outstanding                                                                                            9,924

                              BARGO ENERGY COMPANY
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                       Pro Forma Statements of Operations



(1) Adjustments to reflect the oil and gas sales and production expenses of the acquired properties prior to acquisition as if the acquisitions had all occurred at the beginning of the respective periods.

(2) Adjustment to record estimated additional general and administrative expense associated with the acquired properties as if they had all been acquired at the beginning of the respective periods.

(3) Adjustment to record additional depletion and depreciation as if the properties had all been acquired at the beginning of the respective periods.

(4) Adjustment to record additional interest expense that would have been incurred if the properties had all been acquired at the beginning of the respective periods.

(5) Adjustment to record income tax effect (at statutory rates) as if the transactions had all occurred at the beginning of the respective periods.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                Bargo Energy Company
                                                (Registrant)


Dated:  May 18, 2000                            -------------------------------
                                                By:  Kimberly G. Seekely
                                                Vice President - Treasurer